UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 27, 2013

PERCEPTRON, INC.

(Exact Name of Registrant as Specified in Charter)

Michigan	0-20206	38-2381442
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

47827 Halyard Drive, Plymouth, MI	48170-2461
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (734) 414-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On August 27, 2013, the Board of Directors (the “Board”) of Perceptron, Inc. (the “Company”) took the following actions:

Approval of the Third Amendment to the 2004 Stock Incentive Plan

The Board approved an amendment to the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan (the “2004 Stock Incentive Plan”), subject to shareholder approval, to (i) extend the expiration date of the plan from October 22, 2014 to August 27, 2023; and (ii) increase the total number of shares of Common Stock available for grant under such plan from 1,400,000 to 2,100,000 shares. Such amendment is being submitted to shareholders for approval at the Annual Meeting of Shareholders to be held on Tuesday, November 12, 2013 at 9:00 a.m. (“Annual Meeting”) at the Company’s headquarters, 47827 Halyard Drive, Plymouth, Michigan. The amendment to the 2004 Stock Incentive Plan is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Approval of the Second Amendment to the Employee Stock Purchase Plan

The Board approved an amendment to the Perceptron, Inc. Employee Stock Purchase Plan, as amended and restated (the “Employee Stock Purchase Plan”), subject to shareholder approval, to (i) extend the expiration date of the plan from May 14, 2015 to August 27, 2023; and (ii) increase the total number of shares of Common Stock available for purchase under such plan from 250,000 to 350,000 shares. Such amendment is being submitted to shareholders for approval at the Annual Meeting. The amendment to the Employee Stock Purchase Plan is attached hereto as Exhibit 10.2 and incorporated herein by reference.

On August 27, 2013, the Management Development, Compensation and Stock Option Committee (the “Compensation Committee”) of the Company’s Board approved the forms of (i) the Restricted Stock Award Agreement for Team Members (the “Team Member Restricted Stock Award Agreement”); and (ii) the Restricted Stock Award Agreement for Non-Employee Directors (the “Non-Employee Director Restricted Stock Award Agreement”) under the 2004 Stock Incentive Plan. The Team Member Restricted Stock Award Agreement and the Non-Employee Director Restricted Stock Award Agreement are filed as Exhibits 10.3 and 10.4 to this Form 8-K, respectively, and are incorporated herein by reference.

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On August 28, 2013, the Company issued a press release announcing the Company’s financial and operating results for the fourth quarter and fiscal year ended June 30, 2013. Attached hereto and incorporated by reference as Exhibit 99.1 is the press release relating to such announcement. Such information, including Exhibit 99.1 attached hereto under Item 9.01, shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 5.02. DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

(e) On August 27, 2013, in connection with an annual review of the compensation of all of the Company’s officers and named executive officers, the Compensation Committee approved an adjustment in the annual base salary of Mark S. Hoefing, Senior Vice President, effective March 1, 2014, from $236,500 to $248,500.

On August 27, 2013, effective September 3, 2013, the Compensation Committee awarded Mr. Hoefing 15,000 non-qualified options to purchase shares of the Company’s Common Stock, under the 2004 Stock Incentive Plan to be issued on the standard form of the Non-Qualified Stock Option Agreement Terms for Officers that was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K as filed December 27, 2005 with the Securities and Exchange Commission (“SEC”). The options will become exercisable in four equal annual installments beginning September 3, 2014 at an exercise price equal to the fair market value of the Company’s Common Stock as of September 3, 2013, expiring ten years from grant date.

Also on August 27, 2013, the Compensation Committee awarded to Mr. Hoefing 3,000 shares of the Company’s Common Stock, vesting upon the first anniversary of the grant date and freely transferable after such date if Mr. Hoefing’s services or employment has not been terminated on or prior to such date. The shares will be issued pursuant to the standard form of Team Member Restricted Stock Award Agreement that is filed as Exhibit 10.3 to this Current Report on Form 8-K.

Finally, the Compensation Committee approved the following bonus payments under the Company’s Fiscal 2013 Annual Incentive Compensation Plan, a written description of such plan was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K as filed November 19, 2012 with the SEC and is incorporated by reference herewith:

Harry T. Rittenour	$145,775
John H. Lowry, III	$68,306
Mark S. Hoefing	$75,803

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

C.	Exhibits.

	Exhibit No.	Description

	10.1	Third Amendment to Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan dated as of August 27, 2013

	10.2	Second Amendment to Perceptron, Inc. Employee Stock Purchase Plan dated as of August 27, 2013

	10.3	Form of the Restricted Stock Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

	10.4	Form of the Restricted Stock Award Agreement for Non-Employee Directors under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

	99.1	Press Release dated August 28, 2013 announcing the Company’s financial and operating results for the fourth quarter and fiscal year ended June 30, 2013.

SIGNATURES

______________

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PERCEPTRON, INC.
(Registrant)

Date: August 30, 2013	/s/ David W. Geiss
By: David W. Geiss
Title: Vice President, General Counsel and Secretary

EXHIBIT INDEX

__________________

Exhibit
Number	Description

10.1	Third Amendment to Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan dated as of August 27, 2013

10.2	Second Amendment to Perceptron, Inc. Employee Stock Purchase Plan dated as of August 27, 2013

10.3	Form of the Restricted Stock Award Agreement for Team Members under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

10.4	Form of the Restricted Stock Award Agreement for Non-Employee Directors under the Perceptron, Inc. First Amended and Restated 2004 Stock Incentive Plan

99.1	Press release dated August 28, 2013 announcing the Company’s financial results for the fourth quarter and fiscal year ended June 30, 2013.